UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) November 21, 2006
         ------------------------------------------------------------------


                          ONE LIBERTY PROPERTIES, INC.
                          ----------------------------
               (Exact name of Registrant as specified in charter)


       Maryland                       001-09279                 13-3147497
       -------------------------------------------------------------------
      (State or other          (Commission file No.)         (IRS Employer
       jurisdiction                                           of I.D. No.)
        incorporation)


             60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
             ----------------------------------------------------------
              (Address of principal executive offices)       (Zip code)

        Registrant's telephone number, including area code: 516-466-3100

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         --       Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

         --       Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

         --       Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

         --       Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

==============================================================================

Item 1.01         Entry into a Material Definitive Agreement.

On November 8, 2006, registrant announced that OLP Baltimore LLC, a wholly-owned subsidiary of the registrant ("Buyer"), entered into a Purchase and Sale Agreement with FR Hollins Ferry, LLC ("Seller"), pursuant to which the Seller agreed to sell, and the Buyer agreed to purchase, an industrial building situated on approximately 28 acres in Baltimore, Maryland consisting of approximately 367,000 square foot grade level space for a purchase price of $32.2 million.

On November 21, 2006, Buyer and Seller entered into the First Amendment to Purchase and Sale Agreement, pursuant to which the Purchase and Sale Agreement was amended (i) to extend the due diligence period afforded to Buyer from November 24, 2006 to November 30, 2006 and (ii) to extend the closing date from November 30, 2006 to December 7, 2006. The Buyer may terminate the contract within the due diligence period for any reason.

Reference is made to the registrant's 8-K filed on November 8, 2006 with respect to the Purchase and Sale Agreement.

Item 9.01.        Financial Statements and Exhibits.

              (a) Financial Statements of Businesses Acquired.

                  Not applicable.

              (b) Pro Forma Financial Information.

                  Not applicable.

              (c) Shell Company Transactions.

                  Not applicable.

              (d) Exhibits.

                     10.1 First Amendment to Purchase and Sale Agreement, dated as of November 21, 2006, between FR Hollins Ferry, LLC and OLP Baltimore LLC.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ONE LIBERTY PROPERTIES, INC.



Date:     November 27, 2006          By: /s/ Simeon Brinberg
                                     -----------------------
                                     Simeon Brinberg
                                     Senior Vice President

                                                        EXHIBIT 10.1

                 FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

         This First Amendment to Purchase and Sale Agreement (this "Amendment") is dated as of November 21, 2006 and is made by and between FR HOLLINS FERRY, LLC, a Delaware limited liability company having an address at c/o SunTrust Equity Funding, LLC, 303 Peachtree Street, 24th Floor, MC 3951, Atlanta, Georgia 30308 (the "Seller") and OLP BALTIMORE LLC, a Maryland limited liability company having an address at 60 Cutter Mill Road, Suite 303, Great Neck, New York 11021 (the "Buyer").

                              W I T N E S S E T H :
                               - - - - - - - - - -

         WHEREAS, Seller and Buyer previously entered into that certain Purchase and Sale Agreement dated November 6, 2006 (the "Contract") regarding the sale by Seller and the purchase by Buyer of the "Premises" (as such term is defined in the Contract); and

         WHEREAS, Seller and Buyer now wish to modify the Contract on the terms herein provided.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency of which being hereby acknowledged, the parties hereto do hereby agree as follows:

         1. Capitalized terms. Capitalized terms used herein but not defined herein shall have the respective meanings ascribed thereto in the Contract.

         2. Due Diligence Date. The "Due Diligence Date" (as defined in Section 13 of the Contract) is hereby extended from November 24, 2006 to 5:00 p.m. local time in Baltimore, Maryland on Thursday, November 30, 2006 with the same force and effect as if "November 30, 2006" were the Due Diligence Date originally set forth in the Contract.

         3. Closing. As a result of the extension of the Due Diligence Date contained in Paragraph 2 above, the "Closing Date" set forth in Section 1 of the Contract is hereby extended from November 30, 2006 to December 7, 2006, and the references in the Contract to "November 30, 2006" in Section 5c and Section 8(ii) of the Contract are also modified to be "December 7, 2006".

         4. Escrow Agent; SunTrust. Escrow Agent joins in the execution of this Amendment to acknowledge and agree to the foregoing to the extent the Contract modifications contained herein are deemed also to be a modification of that certain Escrow Agreement dated November 6, 2006 among Seller, Buyer and Escrow Agent. SunTrust Equity Funding, LLC joins in the execution of this Amendment to consent to the foregoing and to acknowledge its continuing reaffirmation of the Seller's representations and warranties set forth in Section 11 of the Contract and its continuing liability for any damages permitted against Seller in favor of Buyer pursuant to the indemnity contained in Section 29 of the Contract, subject, however, to all of the qualifications, limitations and applicable time periods set forth in the Contract.

         5. Ratification; Miscellaneous. Except as expressly modified by this Amendment, the Contract remains unmodified and in full force and effect and is hereby ratified and confirmed in all respects by the parties. This Amendment may be executed in counterparts, all of which when taken together shall constitute one and the same instrument, and this Amendment may be executed and delivered by fax or email transmission with the same effect as if originals were exchanged.


         IN WITNESS WHEREOF, this First Amendment has been executed as of the date first set forth above.

                             SELLER:

                             FR HOLLINS FERRY, LLC, a Delaware limited liability company

                             By: MRLL, LLC, a Delaware limited liability
                             company, its Sole Member

                             By: SunTrust Equity Funding, LLC, a Delaware
                             limited liability company, its Sole Member

                             By: _______________________
                                 Name:
                                 Title:






                   [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

                               BUYER:

                               OLP BALTIMORE LLC, a Maryland limited liability company

                               By:
                                    -------------------------------
                                    Name:
                                    Title:




                               ESCROW AGENT:

                               LAWYERS TITLE INSURANCE CORPORATION

                               By:
                                    -------------------------------
                                    Name:
                                    Title:



                                SUNTRUST EQUITY FUNDING, LLC, a Delaware limited liability company

                                By:
                                    --------------------------------
                                    Name:
                                    Title: